Exhibit 99.1

Relevant portion of the transcript of the oral presentation by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 11, 2016:

Bruce C. Cozadd, Chairman & CEO, Jazz Pharmaceuticals plc
…
2015 was a very significant year for our company. Good top- and bottom-line growth.
…
I will point out I will make forward-looking statements today. Actual results may differ materially and, obviously, forward-looking statements are subject to risks and uncertainties that we detail in our SEC filings.
…
Finally, I will refer to guidance in this presentation. That guidance is as we presented it on November 9 and it is as of that date, unless I specifically update it today.
…
With reference to slide 3: For 2015, we do expect to meet our prior guidance on the top line. That would represent about 13% or 14% top-line growth over 2014 with most of that growth and most of those revenues coming, as you can see in the pie chart on the right, from our core products.
…
With reference to slide 4: 2015 was a record year for us, both in terms of patients on drug and bottles shipped, but the year was significantly impacted by the implementation of our REMS starting in the third quarter. Pharmacy operations have stabilized and we believe the REMS implementation is behind us. We did end the year with 6% volume growth and we do expect to meet our financial revenue guidance for the year.
…
With reference to slide 5: We expect our Erwinaze revenues will also meet our prior guidance of $200 million to $210 million in sales for 2015.
…
With reference to slide 6: We do expect to meet our guidance on revenues for Defitelio for 2015.
…

Relevant slides from Jazz Pharmaceuticals plc's presentation at the J.P. Morgan Healthcare Conference in San Francisco, California on January 11, 2016:

Jazz Pharmaceuticals

34th Annual JP Morgan Healthcare Conference

January 11, 2016

Bruce Cozadd
Chairman and Chief Executive Officer

Forward-Looking Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This slide deck contains forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals' growth strategies and initiatives; corporate development efforts; expected financial and operating results; development activities and product candidates; 2016 goals (financial and otherwise); the timing of related events and activities; and other statements that are not historical facts. These forward-looking statements are based on the company's current plans, objectives, estimates, expectations and intentions, and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with maintaining or increasing sales of and revenue from Xyrem® (sodium oxybate) oral solution, such as the potential introduction of generic competition or other competitive sodium oxybate products, regulatory restrictions and requirements applicable to Xyrem and ongoing patent litigation and related proceedings; the company's ability to effectively commercialize its other lead marketed products; the company's ability to effectively commercialize its product candidates (including defibrotide in the U.S. if the company's NDA is approved by the FDA); protecting and enhancing the company's intellectual property rights; delays or problems in the supply or manufacture of the company's products and product candidates; obtaining and maintaining appropriate pricing and reimbursement for the company's products; complying with the requirements of U.S. and non-U.S. regulatory agencies; the difficulty and uncertainty of pharmaceutical product development and the uncertainty of clinical success; the uncertainty associated with the regulatory approval process, including the risk that the company may be unable to obtain regulatory approval for defibrotide in the U.S. in a timely manner, or at all; the ability to identify and acquire, in-license or develop additional products or product candidates to grow its business and the risks associated with identifying, financing and integrating these transactions; the uncertainty of expected 2015 and future financial performance and results; and other risks and uncertainties, including those described from time to time under the caption "Risk Factors" and elsewhere in Jazz Pharmaceuticals plc's Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the company's most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and future filings and reports by the company. Other risks and uncertainties of which the company is not currently aware may also affect the company's forward-looking statements and may cause actual results and timing of events to differ materially from those anticipated. The forward-looking statements herein are made only as of January 11, 2016 or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Jazz Pharmaceuticals 2

Growing Diversified Revenues

Total Revenues[1]
In millions
Expect to Meet Guidance
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$872
$1,173
$1,320-
$1,340[2]
2013
2014
2015G

Distribution of Worldwide Net Product Sales
of $978M through September 30, 2015
Defitelio
Prialt/Other
Erwinaze/
Erwinase
Xyrem

[1] 2013-2014 audited; 2015G unaudited. Total revenues includes net product sales, royalties and contract revenues.

[2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2015. The company currently expects that, for the year ended December 31, 2015, reported total revenues will meet the guidance range provided on November 9, 2015. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2015 and actual results may differ.

Jazz Pharmaceuticals
3

Xyrem: Continued Strong Sales

Net Product Sales[1]
In millions
Expect to Meet Guidance
$1,000
$750
$500
$250
$0
$569
$779
$950-$965[2]
2013
2014
2015G
Volume Growth (YOY)
12%
10%
6%

Only FDA-approved product for both cataplexy and EDS in patients with narcolepsy

- **Ongoing clinical development**
  - Phase 3 trial in pediatric patients who have narcolepsy with cataplexy, expect to complete enrollment 2H16
- **Protected by 20 patents**
  - Litigation and patent challenges ongoing with multiple ANDA filers
- **Growth initiatives**
  - Target physician prescribers with high narcolepsy patient volumes and limited current Xyrem use
  - Educate physicians on new clinical tools, such as the Swiss Narcolepsy Scale, to assist in the diagnosis of narcolepsy, in particular cataplexy associated with narcolepsy
  - Enhance patient and physician support services
  - Provide narcolepsy disease awareness and education for healthcare providers and the public

[1] 2013-2014 audited; 2015G unaudited. [2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2015. The company currently expects that, for the year ended December 31, 2015, reported Xyrem net product sales will meet the guidance range provided on November 9, 2015. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2015 and actual results may differ.
FDA = U.S. Food and Drug Administration, EDS = Excessive Daytime Sleepiness, ANDA = Abbreviated New Drug Application

4

Erwinaze/Erwinase: Building for Success

Net Product Sales[1]
In millions
Expect to Meet Guidance
$250
$200
$150
$100
$50
$0
$174
$200
$200-$210[2]
2013
2014
2015G

Indicated as a component of a multi-agent chemotherapy regimen for the treatment of patients with ALL who have developed hypersensitivity to E. coli-derived asparaginase

- **Support use in appropriate populations**
  - Growth opportunity in AYA patients
- **Hypersensitivity awareness**
  - Educate healthcare community on importance of maintaining appropriate asparaginase levels

[1] 2013-2014 audited; 2015G unaudited.
[2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2015. The company currently expects that, for the year ended December 31, 2015, reported Erwinaze/Erwinase net product sales will meet the guidance range provided on November 9, 2015. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2015 and actual results may differ.
ALL = Acute Lymphoblastic Leukemia, AYA = Adolescent and Young Adult

5

Defitelio/defibrotide

Net Product Sales
In millions (unaudited)
Expect to Meet Guidance
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$45[1]
$73[1]
$70-$75[2]
2013
2014
2015G

Indicated in the EU for the treatment of severe VOD in patients undergoing HSCT therapy

- **Launched in EU in 2014**
  - Focus on duration of treatment
- **NDA Granted Priority Review by U.S. FDA**
  - PDUFA date of March 31, 2016
- **Assessing future clinical development opportunities**
  - Prevention of VOD in high-risk patients
  - Other endothelial diseases

[1] Pro forma information represents net sales of Defitelio/defibrotide as if the acquisition of Gentium S.p.A. had closed on January 1, 2013. [2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2015. The company currently expects that, for the year ended December 31, 2015, reported Defitelio/defibrotide net product sales will meet the guidance range provided on November 9, 2015. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2015 and actual results may differ.

EU = European Union, VOD = hepatic veno-occlusive disease, HSCT = Hematopoietic Stem Cell Transplantation, NDA = New Drug Application, FDA = U.S. Food and Drug Administration, PDUFA = Prescription Drug User Fee Act

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